UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08085

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 10

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2017

Date of reporting period:	10/31/2017

Item 1 – Reports to Stockholders

     PRUDENTIAL JENNISON EQUITY INCOME FUND

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Income and capital appreciation

Highlights

•	In information technology, several companies including DXC Technology and Alibaba turned in strong performance, benefiting the Fund.

•	In financials, specifically within banks, JPMorgan Chase & Co. contributed positively to performance.

•

However, telecommunication services company Frontier Communications had a negative effect on performance. The Fund struggled with positions in energy, specifically within oil & gas storage & transportation. Also, in health care, specifically within biotechnology, Allergan detracted from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Jennison Equity Income Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

4	Visit our website at pgiminvestments.com

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Jennison Equity Income Fund	5

This Page Intentionally Left Blank

6	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Income Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Income Fund

December 15, 2017

Prudential Jennison Equity Income Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	10.45	9.21	5.70	—
Class B	10.98	9.49	5.50	—
Class C	15.03	9.64	5.51	—
Class Q	17.32	10.87	N/A	9.41 (1/18/11)
Class R	16.59	10.20	N/A	8.75 (1/18/11)
Class Z	17.18	10.73	N/A	9.21 (8/22/08)
Lipper Equity Income Funds Index*	19.40	12.36	5.95	—
S&P 500 Index	23.61	15.17	7.51	—
Lipper Equity Income Funds Average*	17.85	11.59	6.08	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	16.88	10.45	6.30	—
Class B	15.98	9.63	5.50	—
Class C	16.03	9.64	5.51	—
Class Q	17.32	10.87	N/A	9.41 (1/18/11)
Class R	16.59	10.20	N/A	8.75 (1/18/11)
Class Z	17.18	10.73	N/A	9.21 (8/25/08)
Lipper Equity Income Funds Index*	19.40	12.36	5.95	—
S&P 500 Index	23.61	15.17	7.51	—
Lipper Equity Income Funds Average*	17.85	11.59	6.08	—

*Returns reflect the performance of the funds after the deduction of expenses.

8	Visit our website at pgiminvestments.com

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Equity Income Fund (Class A shares) with a similar investment in the Lipper Equity Income Funds Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2007) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables above, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential Jennison Equity Income Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class R*	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Lipper Equity Income Funds Index—Funds in the Lipper Equity Income Funds Index seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. These funds’ gross or net yields must be at least 125% of the average gross or net yield of the US diversified equity fund universe. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q and Class R shares through 10/31/17 is 10.97% and 8.64% for Class Z shares.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the

10	Visit our website at pgiminvestments.com

United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q and Class R shares through 10/31/17 is 13.20% and 10.25% for Class Z shares.

Lipper Equity Income Funds Average—The Lipper Equity Income Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Equity Income Funds universe for the periods noted. Funds in the Lipper Average seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q and Class R shares through 10/31/17 is 10.27% and 8.41% for Class Z shares.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index would be lower if it included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average and the Lipper Equity Income Funds Index reflect the deduction of mutual fund operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/17 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	3.6
Royal Dutch Shell PLC (Netherlands), Oil, Gas & Consumable Fuels	3.5
Oracle Corp., Software	3.4
Microsoft Corp., Software	3.3
Bank of America Corp., Banks	3.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/17 (%)
Banks	15.8
Oil, Gas & Consumable Fuels	8.8
Pharmaceuticals	7.9
Software	6.7
Aerospace & Defense	5.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Income Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Income Fund’s Class A shares rose 16.88% for the 12-months ended October 31, 2017, but underperformed both the 19.40% return of the Lipper Equity Income Funds Index and the 23.61% return of the S&P 500 Index. The Fund also underperformed the 17.85% return of the Lipper Equity Income Fund’s Average.

The Fund’s holdings within the financials and information technology sectors, as well as within the aerospace & defense industry, positively contributed to performance during the period. Pharmaceutical and biotechnology holdings also helped.

Conversely, the Fund’s holdings within the telecommunication services sector were the primary detractor from performance during the period, specifically within the diversified telecommunication services industry. Additionally, holdings within the consumer staples sector also hampered performance.

What was the market environment?

•

The unconventional US presidential election and the new administration’s shaky start contributed to market volatility during the reporting period. Notwithstanding the volatile news generated by US politics and international government tensions, equity market gains were consistently positive throughout the fiscal year.

•

The market’s initial favorable response to the election reflected anticipation of lower corporate tax rates, a less onerous regulatory environment, and increased fiscal spending on infrastructure. With legislative accomplishments elusive and factionalism impeding cooperation, market expectations moderated.

•

West Texas Intermediate (WTI) crude oil prices remained volatile, hitting a high of $54.45 in February, before plunging approximately 28% to a 12-month low in June, then rising approximately 28% through the end of October 2017.

•

In the S&P 500 Index, all sectors posted positive returns with the exception of the telecommunication services sector. Information technology, financials, and the materials sectors lead the way, all posting double-digit returns during the period.

What worked?

•	In information technology:

•

DXC Technology is an independent, end-to-end Internet technology services company, providing a range of IT services, including analytics, applications, business process, cloud and workload, consulting, enterprise and cloud applications, security, and workplace and mobility services. DXC Technology is the result of the merger between Computer Sciences Corporation (CSC) and the Enterprise Services Segment of

12	Visit our website at pgiminvestments.com

Hewlett Packard. Shares rose during the period as analysts raised their price targets after the company reported a solid first quarter highlighted by margin expansion driven largely by cost-synergy executions. Jennison favors DXC as the merger created a leading pure-play global IT services company with a management well-versed in restructuring. Additionally, a stabilizing revenue base that could positively expand over the next few years, along with near-term profit-margin expansion and with the potential for additional earnings growth through industry consolidation and/or acquisitions, should be beneficial to shareholders.

•

Alibaba Group Holdings LTD is a holding company, whose subsidiaries are engaged in online and mobile commerce through offering of products, services, and technology that enable merchants, brands, and other businesses to transform the way they market, sell, and operate in China and internationally. Shares performed well during the period as the Company reported June-quarter financial results that beat consensus expectations on most key metrics. Revenue rose 56%, and earnings margins expanded. The strong results suggest deeper engagement of buyers, merchants, advertisers, and cloud customers. Jennison believes Alibaba, with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market.

•	In financials, specifically within banks:

•

JPMorgan Chase & Co., along with its subsidiaries, provides financial services worldwide. Jennison favors the company for its potential to take longer-term market share away from competitors while growing its credit card accounts business. JPMorgan is attractively valued given its relatively higher return profile compared to its peers. Its shares outperformed during the reporting period as expectations of major potential bank environment changes in the form of lower regulations and tax cuts from the new Trump administration helped to lift shares. Additionally, the Company reported earnings ahead of consensus during the first half of 2017, as net interest income rose as the Federal Open Market Committee (FOMC) increased the federal funds target rates in a series of rate increases over the period.

What didn’t work?

•	In telecommunication services:

•

Frontier Communications is engaged in providing services predominantly to rural areas and small- and medium-sized towns and cities in the US, offering a range of voice, data, and television services and products. Shares have suffered recently as the company has missed both subscriber estimates and its earnings expectations over the past months and recently cut its dividend. Over the past few quarters, the company has resorted to more aggressive promotional pricing, causing growth concerns among investors. Additionally, management had walked back its initial guidance. As such,

Prudential Jennison Equity Income Fund	13

Strategy and Performance Overview (continued)

Jennison had been reducing exposure over the prior months and fully eliminated the position during the period.

•	In energy, specifically within oil & gas storage & transportation:

•

US Silica Holdings is a domestic producer of commercial silica, a specialized mineral used as an irreplaceable raw material in a range of industrial applications. The company’s primary oil & gas Proppants segment serves the oil & gas recovery market providing fracturing sand (“frac sand” or “proppant”) used to stimulate and maintain the flow of hydrocarbons in oil & natural gas wells. Shares have come under pressure during the period in response to falling crude oil prices and market fears about oversupply in the Permian Basin. As such, Jennison decided to eliminate the position in favor of more attractive investment opportunities.

•	In health care, specifically within biotechnology:

•

Allergan is a global, large-cap specialty pharmaceutical company currently selling over 750 products in more than 100 countries around the world. After several acquisitions, the company has grown in scale, and is now on track to be a leader in growth pharma with a global scope. Allergan’s development pipeline could be meaningfully more productive than current investor assumptions, while its balance sheet should allow for significant strategic capital deployment. Shares have suffered recently as the company has undertaken the transition to be a leading growth pharma company earlier than other companies. The company hit bumps in the road—paying for it with negative earnings revisions in 2016—indicating its transition is still a work in progress; however, Jennison believes it is a smart move that could eventually be rewarded.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
DXC Technology Co.	1.85	Frontier Communications Corporation	–2.04
Alibaba	1.40	US Silica Holdings, Inc.	–0.54
JPMorgan Chase & Co.	1.31	Allergan PLC	–0.40
Bank of America Corporation	1.25	Baker Hughes, a GE Company	–0.36
Microsoft Corporation	1.24	Targa Resources Corporation	–0.32

14	Visit our website at pgiminvestments.com

Current outlook

•

Jennison continues to build the Fund from the bottom up, looking for investment opportunities that should, in aggregate, deliver a premium yield to the broad market. In its view, the best way to achieve this goal is by building diversified portfolios across sectors, market capitalizations, and geography.

•

The Fund’s focus remains on companies with solid fundamentals that can offer incremental capital appreciation in addition to above-average yields. Specifically, Jennison looks to identify companies with improving cash-flow generation that is likely to be returned to shareholders in the form of increasing dividend payments.

•

In Jennison’s view, US interest rates have likely bottomed and are on an upward trajectory (and one could argue the slope of that trajectory isn’t steep), which makes investing in yield stocks more challenging. The focus on a company’s fundamental improvement is now even more important in this type of environment, and as a result, Jennison has largely repositioned the strategy to adjust for it.

•

Except for a meaningful underweight to consumer discretionary and the information technology sector where finding yield is much more challenging, the strategy is fairly diversified across sectors relative to the S&P 500 Index. Regarding the energy sector, the range of energy prices in 2017 is an improvement from 2016, as the energy environment outlook continues to improve.

Prudential Jennison Equity Income Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

16	Visit our website at pgiminvestments.com

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Income Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,072.00	1.12%	$5.85
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70
Class B	Actual	$1,000.00	$1,067.80	1.87%	$9.75
	Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50
Class C	Actual	$1,000.00	$1,068.00	1.87%	$9.75
	Hypothetical	$1,000.00	$1,015.78	1.87%	$9.50
Class Q	Actual	$1,000.00	$1,073.70	0.79%	$4.13
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
Class R	Actual	$1,000.00	$1,070.70	1.37%	$7.15
	Hypothetical	$1,000.00	$1,018.30	1.37%	$6.97
Class Z	Actual	$1,000.00	$1,073.40	0.87%	$4.55
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Equity Income Fund	17

Schedule of Investments

as of October 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS 93.4%

Aerospace & Defense 5.7%
Boeing Co. (The)	56,558	$14,590,833
General Dynamics Corp.	169,051	34,313,972
Lockheed Martin Corp.	99,050	30,523,248
Safran SA (France)	343,242	36,151,051

		115,579,104

Air Freight & Logistics 1.5%
United Parcel Service, Inc. (Class B Stock)	255,253	29,999,885

Banks 14.3%
Bank of America Corp.	2,386,368	65,362,620
BB&T Corp.	1,065,777	52,478,859
Citigroup, Inc.	719,366	52,873,401
JPMorgan Chase & Co.	620,839	62,462,612
PNC Financial Services Group, Inc. (The)	414,910	56,755,539

		289,933,031

Beverages 1.6%
Coca-Cola Co. (The)	690,892	31,767,214

Biotechnology 3.4%
AbbVie, Inc.	428,689	38,689,182
Amgen, Inc.	167,716	29,387,198

		68,076,380

Capital Markets 0.6%
Goldman Sachs Group, Inc. (The)	47,769	11,583,027

Chemicals 3.6%
Air Products & Chemicals, Inc.(a)	172,362	27,479,674
Akzo Nobel NV (Netherlands)	113,643	10,259,790
DowDuPont, Inc.	490,748	35,485,988

		73,225,452

Communications Equipment 1.0%
Cisco Systems, Inc.	592,578	20,236,539

Diversified Financial Services 0.0%
Gateway Energy & Resource Holdings LLC, Private Placement, (original cost $2,000,000; purchased 12/14/07), 144A(f)*^	100,000	707,901

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities 1.8%
Exelon Corp.	919,723	$36,982,062

Equity Real Estate Investment Trusts (REITs) 3.0%
CyrusOne, Inc.	687,951	42,233,312
QTS Realty Trust, Inc. (Class A Stock)	336,907	19,490,070

		61,723,382

Food & Staples Retailing 1.7%
Wal-Mart Stores, Inc.	391,164	34,152,529

Food Products 1.4%
Conagra Brands, Inc.	806,229	27,540,783

Health Care Equipment & Supplies 0.8%
Koninklijke Philips NV (Netherlands)	394,451	16,089,656

Health Care Providers & Services 1.5%
Aetna, Inc.	179,036	30,441,491

Hotels, Restaurants & Leisure 4.2%
International Game Technology PLC	928,009	21,808,211
McDonald’s Corp.	315,683	52,690,650
Starbucks Corp.	184,898	10,139,806

		84,638,667

Household Products 1.6%
Procter & Gamble Co. (The)	380,526	32,854,615

Industrial Conglomerates 1.5%
Honeywell International, Inc.	217,327	31,329,860

Insurance 2.0%
MetLife, Inc.	749,169	40,140,475

IT Services 3.4%
DXC Technology Co.	632,979	57,930,238
Mastercard, Inc. (Class A Stock)	73,193	10,888,923

		68,819,161

Life Sciences Tools & Services 1.5%
Thermo Fisher Scientific, Inc.	153,021	29,660,060

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery 1.6%
Caterpillar, Inc.	246,946	$33,535,267

Metals & Mining 1.4%
Rio Tinto PLC (United Kingdom), ADR(a)	603,318	28,917,032

Mortgage Real Estate Investment Trusts (REITs) 2.1%
MFA Financial, Inc.	2,679,391	22,078,182
Starwood Property Trust, Inc.	949,664	20,427,272

		42,505,454

Multi-Utilities 1.5%
DTE Energy Co.	186,816	20,635,695
SCANA Corp.	212,217	9,155,042

		29,790,737

Oil, Gas & Consumable Fuels 8.8%
Andeavor	138,978	14,765,023
BP PLC (United Kingdom), ADR	797,361	32,428,672
Cheniere Energy Partners LP Holdings LLC	2,367,867	59,291,389
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	1,134,399	71,501,169

		177,986,253

Pharmaceuticals 6.8%
Bristol-Myers Squibb Co.	909,609	56,086,491
Eli Lilly & Co.	610,224	50,001,754
Pfizer, Inc.	916,851	32,144,796

		138,233,041

Road & Rail 0.7%
CSX Corp.	276,470	13,942,382

Semiconductors & Semiconductor Equipment 1.5%
Texas Instruments, Inc.	312,356	30,201,702

Software 6.7%
Microsoft Corp.	809,504	67,334,543
Oracle Corp.(a)	1,369,355	69,700,169

		137,034,712

Specialty Retail 1.3%
Home Depot, Inc. (The)	162,659	26,965,609

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description			Shares	Value
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 3.6%
Apple, Inc.			430,022	$72,690,919

Textiles, Apparel & Luxury Goods 0.8%
Tapestry, Inc.			408,617	16,732,866

Transportation Infrastructure 0.5%
EcoRodovias Infraestrutura e Logistica SA (Brazil)			2,868,879	10,707,979

TOTAL COMMON STOCKS (cost $1,470,183,648)				1,894,725,227

PREFERRED STOCKS 4.1%

Electronic Equipment, Instruments & Components 1.0%
Belden, Inc., Series B, CVT, 6.750%			191,035	20,530,531

Equity Real Estate Investment Trusts (REITs) 0.9%
American Tower Corp., Series B, CVT, 5.500%(a)			150,799	19,026,310

Internet Software & Services 1.1%
Mandatory Exchangeable Trust (China), CVT, 5.750%, 144A			102,179	21,415,697

Pharmaceuticals 1.1%
Allergan PLC, Series A, CVT, 5.500%			33,419	21,511,476

TOTAL PREFERRED STOCKS (cost $71,491,902)				82,484,014

	Interest Rate	Maturity Date	Principal Amount (000)#
CONVERTIBLE BOND 1.5%

Banks
Goldman Sachs DXC Technology Co., Sr. Unsec’d. Notes, 144A^ (cost $26,578,937)	2.850%	11/8/17	35,053	31,629,373

TOTAL LONG-TERM INVESTMENTS (cost $1,568,254,487)				2,008,838,614

See Notes to Financial Statements.

22

Description	Shares	Value
SHORT-TERM INVESTMENTS 1.4%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	5,977,165	$5,977,165
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $21,712,541; includes $21,684,621 of cash collateral for securities on loan)(b)(w)	21,710,408	21,712,580

TOTAL SHORT-TERM INVESTMENTS (cost $27,689,706)		27,689,745

TOTAL INVESTMENTS 100.4% (cost $1,595,944,193)		2,036,528,359
Liabilities in excess of other assets (0.4)%		(7,918,050)

NET ASSETS 100.0%		$2,028,610,309

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CVT—Convertible Security

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trusts

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $32,337,274 and 1.6% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $21,480,308; cash collateral of $21,684,621 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)	Indicates a restricted security; the aggregate cost of the security is $2,000,000. The aggregate value of $707,901 is 0.0% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	23

Schedule of Investments (continued)

as of October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$79,428,053	$36,151,051	$—
Air Freight & Logistics	29,999,885	—	—
Banks	289,933,031	—	—
Beverages	31,767,214	—	—
Biotechnology	68,076,380	—	—
Capital Markets	11,583,027	—	—
Chemicals	62,965,662	10,259,790	—
Communications Equipment	20,236,539	—	—
Diversified Financial Services	—	—	707,901
Electric Utilities	36,982,062	—	—
Equity Real Estate Investment Trusts (REITs)	61,723,382	—	—
Food & Staples Retailing	34,152,529	—	—
Food Products	27,540,783	—	—
Health Care Equipment & Supplies	16,089,656	—	—
Health Care Providers & Services	30,441,491	—	—
Hotels, Restaurants & Leisure	84,638,667	—	—
Household Products	32,854,615	—	—
Industrial Conglomerates	31,329,860	—	—
Insurance	40,140,475	—	—
IT Services	68,819,161	—	—
Life Sciences Tools & Services	29,660,060	—	—
Machinery	33,535,267	—	—
Metals & Mining	28,917,032	—	—
Mortgage Real Estate Investment Trusts (REITs)	42,505,454	—	—
Multi-Utilities	29,790,737	—	—
Oil, Gas & Consumable Fuels	177,986,253	—	—
Pharmaceuticals	138,233,041	—	—
Road & Rail	13,942,382	—	—
Semiconductors & Semiconductor Equipment	30,201,702	—	—
Software	137,034,712	—	—
Specialty Retail	26,965,609	—	—
Technology Hardware, Storage & Peripherals	72,690,919	—	—
Textiles, Apparel & Luxury Goods	16,732,866	—	—
Transportation Infrastructure	10,707,979	—	—
Preferred Stocks
Electronic Equipment, Instruments & Components	20,530,531	—	—
Equity Real Estate Investment Trusts (REITs)	19,026,310	—	—
Internet Software & Services	21,415,697	—	—
Pharmaceuticals	21,511,476	—	—
Convertible Bond	—	—	31,629,373
Affiliated Mutual Funds	27,689,745	—	—

Total	$1,957,780,244	$46,410,841	$32,337,274

See Notes to Financial Statements.

24

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Convertible Bond
Balance as of 10/31/16	$1,093,011	$80,387,501
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(385,110)	15,111,213
Purchases/Exchanges/Issurances	—	26,578,937
Sales/Paydowns	—	(90,448,278)
Accrued discounts/premiums	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/17	$707,901	$31,629,373

*	Of which, $4,665,326 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2017	Valuation Methodology	Unobservable Inputs
Common Stocks	$707,901	Mark-to-Market (Index)	Discretionary Adjustment Rate
Convertible Bond	31,629,373	Market Approach	Single Broker Indicative Quote

	$32,337,274

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Banks	15.8%
Oil, Gas & Consumable Fuels	8.8
Pharmaceuticals	7.9
Software	6.7
Aerospace & Defense	5.7
Hotels, Restaurants & Leisure	4.2
Equity Real Estate Investment Trusts (REITs)	3.9
Chemicals	3.6
Technology Hardware, Storage & Peripherals	3.6
IT Services	3.4
Biotechnology	3.4
Mortgage Real Estate Investment Trusts (REITs)	2.1%
Insurance	2.0
Electric Utilities	1.8
Food & Staples Retailing	1.7
Machinery	1.6
Household Products	1.6
Beverages	1.6
Industrial Conglomerates	1.5
Health Care Providers & Services	1.5
Semiconductors & Semiconductor Equipment	1.5
Air Freight & Logistics	1.5

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	25

Schedule of Investments (continued)

as of October 31, 2017

Industry (cont’d.)
Multi-Utilities	1.5%
Life Sciences Tools & Services	1.5
Metals & Mining	1.4
Affiliated Mutual Funds (including 0.1% of collateral for securities on loan)	1.4
Food Products	1.4
Specialty Retail	1.3
Internet Software & Services	1.1
Electronic Equipment, Instruments & Components	1.0
Communications Equipment	1.0

Textiles, Apparel & Luxury Goods	0.8%
Health Care Equipment & Supplies	0.8
Road & Rail	0.7
Capital Markets	0.6
Transportation Infrastructure	0.5
Diversified Financial Services	0.0 *

100.4
Liabilities in excess of other assets	(0.4)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$21,480,308	$(21,480,308)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

26

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $21,480,308:
Unaffiliated investments (cost $1,568,254,487)	$2,008,838,614
Affiliated investments (cost $27,689,706)	27,689,745
Receivable for investments sold	28,730,419
Receivable for Fund shares sold	3,651,470
Dividends and interest receivable	2,417,909
Tax reclaim receivable	2,091,565
Prepaid expenses	20,040

Total assets	2,073,439,762

Liabilities
Payable to broker for collateral for securities on loan	21,684,621
Payable for investments purchased	10,320,659
Payable for Fund shares reacquired	10,139,813
Management fee payable	1,352,257
Distribution fee payable	799,249
Accrued expenses and other liabilities	449,982
Affiliated transfer agent fee payable	82,343
Loan interest payable	362
Deferred directors’ fees	167

Total liabilities	44,829,453

Net Assets	$2,028,610,309

Net assets were comprised of:
Common stock, at par	$124,848
Paid-in capital in excess of par	1,521,929,657

1,522,054,505
Undistributed net investment income	3,413,565
Accumulated net realized gain on investment and foreign currency transactions	62,650,630
Net unrealized appreciation on investments and foreign currencies	440,491,609

Net assets, October 31, 2017	$2,028,610,309

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share, ($680,007,118 ÷ 40,593,494 shares of common stock issued and outstanding)	$16.75
Maximum sales charge (5.50% of offering price)	0.97

Maximum offering price to public	$17.72

Class B
Net asset value and redemption price per share,
($84,818,934 ÷ 5,475,322 shares of common stock issued and outstanding)	$15.49

Class C
Net asset value and redemption price per share,
($658,263,675 ÷ 42,614,389 shares of common stock issued and outstanding)	$15.45

Class Q
Net asset value and redemption price per share,
($3,095,330 ÷ 184,597 shares of common stock issued and outstanding)	$16.77

Class R
Net asset value and redemption price per share,
($36,947,750 ÷ 2,206,073 shares of common stock issued and outstanding)	$16.75

Class Z
Net asset value and redemption price per share,
($565,477,502 ÷ 33,774,565 shares of common stock issued and outstanding)	$16.74

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	29

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $912,553)	$83,019,567
Interest income	3,452,378
Income from securities lending, net (including affiliated income of $62,468)	220,012
Affiliated dividend income	189,201

Total income	86,881,158

Expenses
Management fee	20,109,344
Distribution fee—Class A	2,425,659
Distribution fee—Class B	999,684
Distribution fee—Class C	7,863,391
Distribution fee—Class R	296,251
Transfer agent’s fees and expenses (including affiliated expense of $488,700)	2,435,000
Custodian and accounting fees	259,000
Shareholders’ reports	134,000
Registration fees	108,000
Directors’ fees	47,000
Legal fees and expenses	35,000
Audit fee	27,000
Loan interest expense	4,980
Miscellaneous	94,940

Total expenses	34,839,249
Less: Distribution fee waiver—Class A	(404,277)
Distribution fee waiver—Class R	(98,750)

Net expenses	34,336,222

Net investment income (loss)	52,544,936

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $ 44,296)	213,151,297
Foreign currency transactions	(35,627)

213,115,670

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(34,078))	151,955,223
Foreign currencies	18,983

151,974,206

Net gain (loss) on investment and foreign currency transactions	365,089,876

Net Increase (Decrease) In Net Assets Resulting From Operations	$417,634,812

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$52,544,936	$103,233,220
Net realized gain (loss) on investment and foreign currency transactions	213,115,670	(142,069,507)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	151,974,206	(39,717,592)

Net increase (decrease) in net assets resulting from operations	417,634,812	(78,553,879)

Dividends and Distributions
Dividends from net investment income
Class A	(19,379,438)	(36,487,736)
Class B	(1,803,533)	(2,986,551)
Class C	(14,362,936)	(25,761,409)
Class Q	(121,274)	(663,795)
Class R	(841,494)	(1,082,929)
Class Z	(22,404,546)	(42,107,275)

	(58,913,221)	(109,089,695)

Distributions from net realized gains
Class A	—	(109,570,929)
Class B	—	(11,268,323)
Class C	—	(98,044,860)
Class Q	—	(1,994,090)
Class R	—	(3,289,249)
Class Z	—	(113,423,171)

	—	(337,590,622)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	156,201,792	575,420,653
Net asset value of shares issued in reinvestment of dividends and distributions	49,868,593	377,762,036
Cost of shares reacquired	(1,895,076,368)	(1,785,807,711)

Net increase (decrease) in net assets from Fund share transactions	(1,689,005,983)	(832,625,022)

Total increase (decrease)	(1,330,284,392)	(1,357,859,218)

Net Assets:
Beginning of year	3,358,894,701	4,716,753,919

End of year(a)	$2,028,610,309	$3,358,894,701

(a) Includes undistributed net investment income of:	$3,413,565	$10,155,334

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	31

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 10 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was organized on March 5, 1997, as a Maryland Corporation and operates as a series company. The Company consists of two investment portfolios: Prudential Jennison Equity Income Fund and Prudential QMA Mid-Cap Value Fund which are diversified funds. These financial statements relate to the Prudential Jennison Equity Income Fund (the “Fund”).

The investment objective of the Fund is income and capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

32

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course

Prudential Jennison Equity Income Fund	33

Notes to Financial Statements (continued)

of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

34

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Prudential Jennison Equity Income Fund	35

Notes to Financial Statements (continued)

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

36

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective July 1, 2017, the management fee paid to PGIM Investments is accrued daily and payable month at an annual rate of .825% of the average daily net assets of the Fund up to and including $500 million, .775% on the next $500 million, .75% on the next $1.5 billion, .70% on the next $5 billion, .675% on the next $2.5 billion and .65% of the Fund’s average daily net assets in excess of $10 billion. Prior to July 1, 2017 the management fee paid to PGIM Investments was accrued daily and payable monthly at an annual rate of .85% of the average daily net assets of the Fund up to and including $500 million, ..80% on the next $500 million, .75% on the next $1.5 billion, .725% on the next $2.5 billion, .70% on the next $2.5 billion, .675% on the next $2.5 billion, and .65% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate was .77% of the Fund’s average daily net assets for the year ended October 31, 2017.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Prudential Jennison Equity Income Fund	37

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively, through February 28, 2019.

PIMS has advised the Fund that it has received $588,407 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $32,486, $148,619 and $51,002 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $30,088 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market

38

Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Treasury securities) for the year ended October 31, 2017 were $1,895,630,435 and $3,482,124,271, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2017, the adjustments were to decrease undistributed net investment income by $373,484, increase accumulated net realized gain on investment and foreign currency transactions by $373,478 and increase paid-in capital in excess of par by $6 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, partnership investments and other book to tax differences. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2017 the tax character of dividends paid by the Fund was $58,913,221 of ordinary income. For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $109,089,695 of ordinary income and $337,590,622 of long-term capital gains.

As of October 31, 2017, the accumulated undistributed earnings on a tax basis were $3,413,732 of ordinary income and $67,742,879 of long-term capital gain. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,601,128,999	$452,674,635	$(17,275,275)	$435,399,360

Prudential Jennison Equity Income Fund	39

Notes to Financial Statements (continued)

The book basis differs from tax basis primarily due to deferred losses on wash sales and other cost basis differences.

During the fiscal year ended October 31, 2017, the Fund utilized approximately $142,091,000 of its capital loss carryforward to offset capital gains.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The authorized capital stock of the Company is 5.5 billion shares, with a par value of $.001 per share. Of the Company’s authorized capital stock, 2.770 billion authorized shares have been allocated to the Fund and divided into seven classes, designated Class A, Class B, Class C, Class Q, Class R, Class Z and Class T common stock, each of which consists of 400 million, 20 million, 300 million, 75 million, 75 million, 1,250 million and 650 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

40

At reporting period end, eight shareholders of record held 73% of the Fund’s outstanding shares. Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,609,211	$40,491,177
Shares issued in reinvestment of dividends and distributions	1,109,269	17,456,780
Shares reacquired	(21,330,088)	(332,581,496)

Net increase (decrease) in shares outstanding before conversion	(17,611,608)	(274,633,539)
Shares issued upon conversion from other share class(es)	859,274	13,626,451
Shares reacquired upon conversion into other share class(es)	(14,039,855)	(218,923,813)

Net increase (decrease) in shares outstanding	(30,792,189)	$(479,930,901)

Year ended October 31, 2016:
Shares sold	6,343,974	$93,632,081
Shares issued in reinvestment of dividends and distributions	9,137,859	129,807,513
Shares reacquired	(37,958,441)	(564,131,712)

Net increase (decrease) in shares outstanding before conversion	(22,476,608)	(340,692,118)
Shares issued upon conversion from other share class(es)	871,914	13,015,338
Shares reacquired upon conversion into other share class(es)	(2,572,700)	(38,868,503)

Net increase (decrease) in shares outstanding	(24,177,394)	$(366,545,283)

Class B
Year ended October 31, 2017:
Shares sold	104,937	$1,519,662
Shares issued in reinvestment of dividends and distributions	93,236	1,365,362
Shares reacquired	(2,325,197)	(33,983,697)

Net increase (decrease) in shares outstanding before conversion	(2,127,024)	(31,098,673)
Shares reacquired upon conversion into other share class(es)	(526,889)	(7,738,780)

Net increase (decrease) in shares outstanding	(2,653,913)	$(38,837,453)

Year ended October 31, 2016:
Shares sold	256,130	$3,443,900
Shares issued in reinvestment of dividends and distributions	827,419	10,909,184
Shares reacquired	(2,006,417)	(27,574,116)

Net increase (decrease) in shares outstanding before conversion	(922,868)	(13,221,032)
Shares reacquired upon conversion into other share class(es)	(403,920)	(5,599,560)

Net increase (decrease) in shares outstanding	(1,326,788)	$(18,820,592)

Prudential Jennison Equity Income Fund	41

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,164,967	$16,744,026
Shares issued in reinvestment of dividends and distributions	818,973	11,940,476
Shares reacquired	(22,398,025)	(324,557,860)

Net increase (decrease) in shares outstanding before conversion	(20,414,085)	(295,873,358)
Shares reacquired upon conversion into other share class(es)	(5,009,805)	(72,754,069)

Net increase (decrease) in shares outstanding	(25,423,890)	$(368,627,427)

Year ended October 31, 2016:
Shares sold	5,347,889	$72,398,378
Shares issued in reinvestment of dividends and distributions	7,632,260	100,328,371
Shares reacquired	(25,535,466)	(351,042,517)

Net increase (decrease) in shares outstanding before conversion	(12,555,317)	(178,315,768)
Shares reacquired upon conversion into other share class(es)	(2,493,311)	(34,550,316)

Net increase (decrease) in shares outstanding	(15,048,628)	$(212,866,084)

Class Q
Year ended October 31, 2017:
Shares sold	81,981	$1,296,443
Shares issued in reinvestment of dividends and distributions	6,322	99,498
Shares reacquired	(492,877)	(7,636,806)

Net increase (decrease) in shares outstanding before conversion	(404,574)	(6,240,865)
Shares issued upon conversion from other share class(es)	33,258	533,116
Shares reacquired upon conversion into other share class(es)	(1,342)	(21,414)

Net increase (decrease) in shares outstanding	(372,658)	$(5,729,163)

Year ended October 31, 2016:
Shares sold	261,037	$3,772,678
Shares issued in reinvestment of dividends and distributions	137,485	1,953,468
Shares reacquired*	(1,526,458)	(22,691,532)

Net increase (decrease) in shares outstanding before conversion	(1,127,936)	(16,965,386)
Shares issued upon conversion from other share class(es)	38,892	589,491

Net increase (decrease) in shares outstanding	(1,089,044)	$(16,375,895)

42

Class R	Shares	Amount
Year ended October 31, 2017:
Shares sold	263,332	$4,123,870
Shares issued in reinvestment of dividends and distributions	53,220	841,235
Shares reacquired	(853,039)	(13,479,022)

Net increase (decrease) in shares outstanding before conversion	(536,487)	(8,513,917)
Shares reacquired upon conversion into other share class(es)	(681)	(10,786)

Net increase (decrease) in shares outstanding	(537,168)	$(8,524,703)

Year ended October 31, 2016:
Shares sold	548,868	$8,248,279
Shares issued in reinvestment of dividends and distributions	307,452	4,372,110
Shares reacquired	(790,165)	(11,757,112)

Net increase (decrease) in shares outstanding before conversion	66,155	863,277
Shares issued upon conversion from other share class(es)	506	7,546

Net increase (decrease) in shares outstanding	66,661	$870,823

Class Z
Year ended October 31, 2017:
Shares sold	6,017,080	$92,026,614
Shares issued in reinvestment of dividends and distributions	1,162,565	18,165,242
Shares reacquired	(75,394,537)	(1,182,837,487)

Net increase (decrease) in shares outstanding before conversion	(68,214,892)	(1,072,645,631)
Shares issued upon conversion from other share class(es)	18,408,360	287,529,506
Shares reacquired upon conversion into other share class(es)	(142,248)	(2,240,211)

Net increase (decrease) in shares outstanding	(49,948,780)	$(787,356,336)

Year ended October 31, 2016:
Shares sold	25,995,254	$393,925,337
Shares issued in reinvestment of dividends and distributions	9,173,292	130,391,390
Shares reacquired	(54,019,778)	(808,610,722)

Net increase (decrease) in shares outstanding before conversion	(18,851,232)	(284,293,995)
Shares issued upon conversion from other share class(es)	4,592,069	69,091,973
Shares reacquired upon conversion into other share class(es)	(247,263)	(3,685,969)

Net increase (decrease) in shares outstanding	(14,506,426)	$(218,887,991)

*	Includes affiliated redemption of 95 shares with a value of $1,528 for Class Q.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on

Prudential Jennison Equity Income Fund	43

Notes to Financial Statements (continued)

borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended October 31, 2017. The average daily balance for the 24 days that the Fund had loans outstanding during the period was $3,489,042, borrowed at a weighted average interest rate of 2.14%. The maximum loan balance outstanding during the period was $10,496,000. At October 31, 2017, the Fund did not have an outstanding loan balance.

8. Other

At the Company’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

44

Financial Highlights

Class A Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$14.68	$16.59	$17.88	$16.84	$13.90
Income (loss) from investment operations:
Net investment income (loss)	.34	.42	.40	.70	.40
Net realized and unrealized gain (loss) on investments	2.11	(.66)	(.65)	1.77	3.01
Total from investment operations	2.45	(.24)	(.25)	2.47	3.41
Less Dividends and Distributions:
Dividends from net investment income	(.38)	(.44)	(.34)	(.70)	(.47)
Distributions from net realized gains on investments	-	(1.23)	(.70)	(.73)	-
Total dividends and distributions	(.38)	(1.67)	(1.04)	(1.43)	(.47)
Net asset value, end of year	$16.75	$14.68	$16.59	$17.88	$16.84
Total Return(a)	16.88%	(1.00)%	(1.53)%	15.36%	25.14%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$680.0	$1,048.0	$1,584.9	$1,751.8	$1,738.3
Average net assets (in millions)	$808.6	$1,253.2	$1,745.2	$1,807.3	$1,458.7
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	1.14%	1.16%	1.13%	1.13%	1.16%
Expenses before fee waivers and/or expense reimbursement	1.19%	1.21%	1.18%	1.18%	1.21%
Net investment income (loss)	2.18%	2.84%	2.31%	4.04%	2.63%
Portfolio turnover rate	75%	48%	76%	57%	91%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	45

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$13.61	$15.51	$16.79	$15.90	$13.15
Income (loss) from investment operations:
Net investment income (loss)	.21	.28	.25	.53	.25
Net realized and unrealized gain (loss) on investments	1.95	(.61)	(.61)	1.67	2.87
Total from investment operations	2.16	(.33)	(.36)	2.20	3.12
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.34)	(.22)	(.58)	(.37)
Distributions from net realized gains on investments	-	(1.23)	(.70)	(.73)	-
Total dividends and distributions	(.28)	(1.57)	(.92)	(1.31)	(.37)
Net asset value, end of year	$15.49	$13.61	$15.51	$16.79	$15.90
Total Return(a)	15.98%	(1.73)%	(2.28)%	14.52%	24.16%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$84.8	$110.6	$146.6	$173.7	$159.3
Average net assets (in millions)	$100.0	$125.7	$164.6	$171.9	$119.3
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	1.89%	1.91%	1.88%	1.88%	1.91%
Expenses before fee waivers and/or expense reimbursement	1.89%	1.91%	1.88%	1.88%	1.91%
Net investment income (loss)	1.45%	2.04%	1.56%	3.25%	1.81%
Portfolio turnover rate	75%	48%	76%	57%	91%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

46

Class C Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$13.57	$15.47	$16.75	$15.87	$13.12
Income (loss) from investment operations:
Net investment income (loss)	.21	.28	.25	.51	.27
Net realized and unrealized gain (loss) on investments	1.95	(.61)	(.61)	1.68	2.85
Total from investment operations	2.16	(.33)	(.36)	2.19	3.12
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.34)	(.22)	(.58)	(.37)
Distributions from net realized gains on investments	-	(1.23)	(.70)	(.73)	-
Total dividends and distributions	(.28)	(1.57)	(.92)	(1.31)	(.37)
Net asset value, end of year	$15.45	$13.57	$15.47	$16.75	$15.87
Total Return(a)	16.03%	(1.73)%	(2.29)%	14.48%	24.22%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$658.3	$923.4	$1,285.1	$1,302.2	$1,066.6
Average net assets (in millions)	$786.3	$1,075.0	$1,353.4	$1,195.7	$851.3
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	1.89%	1.91%	1.88%	1.88%	1.91%
Expenses before fee waivers and/or expense reimbursement	1.89%	1.91%	1.88%	1.88%	1.91%
Net investment income (loss)	1.45%	2.06%	1.56%	3.16%	1.87%
Portfolio turnover rate	75%	48%	76%	57%	91%

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	47

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$14.69	$16.60	$17.90	$16.85	$13.90
Income (loss) from investment operations:
Net investment income (loss)	.42	.51	.47	.74	.46
Net realized and unrealized gain (loss) on investments	2.09	(.69)	(.67)	1.80	3.01
Total from investment operations	2.51	(.18)	(.20)	2.54	3.47
Less Dividends and Distributions:
Dividends from net investment income	(.43)	(.50)	(.40)	(.76)	(.52)
Distributions from net realized gains on investments	-	(1.23)	(.70)	(.73)	-
Total dividends and distributions	(.43)	(1.73)	(1.10)	(1.49)	(.52)
Net asset value, end of year	$16.77	$14.69	$16.60	$17.90	$16.85
Total Return(a)	17.32%	(0.62)%	(1.23)%	15.81%	25.64%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3.1	$8.2	$27.3	$5.6	$2.7
Average net assets (in millions)	$4.3	$20.2	$16.0	$2.8	$2.3
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	.80%	.79%	.78%	.78%	.81%
Expenses before fee waivers and/or expense reimbursement	.80%	.79%	.78%	.78%	.81%
Net investment income (loss)	2.68%	3.43%	2.77%	4.30%	3.00%
Portfolio turnover rate	75%	48%	76%	57%	91%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

48

Class R Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$14.68	$16.58	$17.88	$16.84	$13.89
Income (loss) from investment operations:
Net investment income (loss)	.31	.37	.36	.59	.34
Net realized and unrealized gain (loss) on investments	2.10	(.64)	(.67)	1.84	3.05
Total from investment operations	2.41	(.27)	(.31)	2.43	3.39
Less Dividends and Distributions:
Dividends from net investment income	(.34)	(.40)	(.29)	(.66)	(.44)
Distributions from net realized gains on investments	-	(1.23)	(.70)	(.73)	-
Total dividends and distributions	(.34)	(1.63)	(.99)	(1.39)	(.44)
Net assets, end of year	$16.75	$14.68	$16.58	$17.88	$16.84
Total Return(a)	16.59%	(1.19)%	(1.83)%	15.08%	24.86%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$36.9	$40.3	$44.4	$40.3	$22.4
Average net assets (in millions)	$39.5	$41.9	$44.6	$32.5	$14.7
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	1.39%	1.41%	1.38%	1.38%	1.41%
Expenses before fee waivers and/or expense reimbursement	1.64%	1.66%	1.63%	1.63%	1.66%
Net investment income (loss)	1.95%	2.48%	2.07%	3.40%	2.25%
Portfolio turnover rate	75%	48%	76%	57%	91%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Prudential Jennison Equity Income Fund	49

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$14.67	$16.58	$17.88	$16.84	$13.89
Income (loss) from investment operations:
Net investment income (loss)	.38	.46	.44	.69	.43
Net realized and unrealized gain (loss) on investments	2.11	(.66)	(.66)	1.82	3.03
Total from investment operations	2.49	(.20)	(.22)	2.51	3.46
Less Dividends and Distributions:
Dividends from net investment income	(.42)	(.48)	(.38)	(.74)	(.51)
Distributions from net realized gains on investments	-	(1.23)	(.70)	(.73)	-
Total dividends and distributions	(.42)	(1.71)	(1.08)	(1.47)	(.51)
Net asset value, end of year	$16.74	$14.67	$16.58	$17.88	$16.84
Total Return(a)	17.18%	(0.75)%	(1.33)%	15.65%	25.47%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$565.5	$1,228.5	$1,628.4	$1,777.7	$1,254.1
Average net assets (in millions)	$861.4	$1,337.5	$1,779.5	$1,457.1	$1,023.2
Ratios to average net assets(c):
Expenses after fee waivers and/or expense reimbursement	.90%	.91%	.88%	.88%	.91%
Expenses before fee waivers and/or expense reimbursement	.90%	.91%	.88%	.88%	.91%
Net investment income (loss)	2.46%	3.08%	2.56%	4.00%	2.87%
Portfolio turnover rate	75%	48%	76%	57%	91%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

50

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 10:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Income Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc. 10, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2017

Prudential Jennison Equity Income Fund	51

Federal Income Tax Information (unaudited)

For the year ended October 31, 2017, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
Prudential Jennison Equity Income Fund	100.00%	100.00%

In January 2018 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Equity Income Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer- Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Jennison Equity Income Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows: Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Jennison Equity Income Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Income Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	Prudential Jennison Equity Income Fund is a series of Prudential Investment Portfolios, Inc. 10.
[2]	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted

Visit our website at pgiminvestments.com

that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

Prudential Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to the reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Equity Income Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at pgiminvestments.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period.
•

The Board considered PGIM Investments’ assertion that the Fund’s underperformance was largely attributable to underperformance since the third quarter of 2015, when the Fund was overweight in energy stocks and was hurt by falling oil prices.

•	In this regard, the Board noted that prior to 2015, the Fund outperformed or performed on par with its benchmark index for all but one of the one-year periods since 2007.
•	The Board also considered that on a trailing three-, seven- and ten-year basis ending with the second quarter of 2015, the Fund ranked in the first quartile in its Peer Universe.
•

Although the Fund’s net total expense ratio ranked in the fourth quartile in its Peer Group, the Board also noted information from PGIM Investments indicating that the Fund’s net total expense ratio was within two basis points of the median of all funds in the Peer Group.

•

The Board and PGIM Investments also agreed to permanently reduce the Fund’s management fee schedule. The current management fee schedule is 0.85% of average daily net assets to $500 million, 0.800% of average daily net assets on the next $500 million, 0.75% of average daily net assets on the next $1.5 billion, 0.725% of average daily net assets on the next $2.5 billion, 0.700% of average daily net assets on the next $2.5 billion, 0.675% of average daily net assets on the next $2.5 billion, and 0.650% of average daily net assets over $10 billion. The new management fee schedule is 0.825% of average daily net assets up to $500 million, 0.775% of average daily net assets over $500 million to $1 billion, 0.750% of average daily net assets over $1 billion to $2.5 billion, 0.700% of average daily net assets over $2.5 billion to $7.5 billion, 0.675% of average daily net assets over $7.5 billion to $10 billion, and 0.650% of average daily net assets over $10 billion. The Board noted that if this reduction had been in place over the Fund’s entire fiscal year, the Fund’s net total expenses would have ranked in the third quartile relative to the Fund’s Peer Group.

Prudential Jennison Equity Income Fund

Approval of Advisory Agreements (continued)

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements with the permanent management fee reduction.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Visit our website at pgiminvestments.com

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY INCOME FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	SPQAX	JEIBX	AGOCX	PJIQX	PJERX	JDEZX
CUSIP	74441L808	74441L881	74441L873	74441L816	74441L790	74441L832

MF203E

     PRUDENTIAL QMA MID-CAP VALUE FUND

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Capital growth

Highlights

•	For the 12 months ended October 31, 2017, the Prudential QMA Mid-Cap Value Fund outperformed the Russell Midcap Value Index but trailed the Lipper Mid-Cap Value Funds Average.

•

The Fund benefited from an overweight in the strong-performing financials sector, and from underweights in the underperforming consumer staples and real estate sectors. The Fund also benefited from good security selection in the financials and industrials sectors.

•	The Fund’s relative performance was hurt by its underweight in the information technology sector and unfavorable security selection in the utilities and consumer discretionary sectors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential QMA Mid-Cap Value Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

4	Visit our website at pgiminvestments.com

However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential QMA Mid-Cap Value Fund	5

This Page Intentionally Left Blank

6	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Mid-Cap Value Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Mid-Cap Value Fund

December 15, 2017

Prudential QMA Mid-Cap Value Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	11.09	12.81	7.42	—
Class B	11.71	13.12	7.24	—
Class C	15.65	13.23	7.22	—
Class Q	18.03	14.54	N/A	11.71 (1/18/11)
Class R	17.31	N/A	N/A	5.84 (12/22/14)
Class Z	17.84	14.37	8.31	—
Russell Midcap Value Index	17.12	14.49	7.90	—
S&P MidCap 400 Index	23.48	15.13	8.96	—
Russell Midcap Index	21.09	14.87	8.09	—
Lipper Mid-Cap Value Funds Average	18.50	13.00	6.84	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	17.56	14.10	8.03	—
Class B	16.71	13.24	7.24	—
Class C	16.65	13.23	7.22	—
Class Q	18.03	14.54	N/A	11.71 (1/18/11)
Class R	17.31	N/A	N/A	5.84 (12/22/14)
Class Z	17.84	14.37	8.31	—
Russell Midcap Value Index	17.12	14.49	7.90	—
S&P MidCap 400 Index	23.48	15.13	8.96	—
Russell Midcap Index	21.09	14.87	8.09	—
Lipper Mid-Cap Value Funds Average	18.50	13.00	6.84	—

8	Visit our website at pgiminvestments.com

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Mid-Cap Value Fund (Class Z shares) with a similar investment in the S&P MidCap 400 Index and Russell Midcap Value Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2007) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables above, performance for Class A, Class B, Class C, Class Q, and Class R shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential QMA Mid-Cap Value Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class R*	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	0.75% (0.50% currently)	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell Midcap Value Index—The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks included in the Index are also members of the Russell 1000 Value Index. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 12.13% and 7.81% for Class R shares.

Standard & Poor’s MidCap 400 Index—The Standard & Poor’s MidCap 400 Index (S&P MidCap 400 Index) is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry group representation. It gives a broad look at how US mid-cap stock prices have performed. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 12.38% and 10.34% for Class R shares.

Russell Midcap Index—The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 12.21% and 8.54% for Class R shares.

10	Visit our website at pgiminvestments.com

Lipper Mid-Cap Value Funds Average—The Lipper Mid-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Mid-Cap Value Funds universe for the periods noted. Funds in the Lipper Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the companies in the S&P MidCap 400 Index. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 10.52% and 6.72% for Class R shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/17 (%)
SunTrust Banks, Inc., Banks	1.6
Public Service Enterprise Group, Inc., Multi-Utilities	1.5
Royal Caribbean Cruises Ltd., Hotels, Restaurants & Leisure	1.4
Synchrony Financial, Consumer Finance	1.4
PPL Corp., Electric Utilities	1.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/17 (%)
Insurance	11.2
Equity Real Estate Investment Trusts (REITs)	8.9
Banks	8.2
Consumer Finance	4.5
Specialty Retail	4.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Mid-Cap Value Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Mid-Cap Value Fund’s Class Z shares gained 17.84% for the 12 months ended October 31, 2017, outperforming the 17.12% return of the benchmark Russell Midcap Value Index (the Index), but trailing the Lipper Mid-Cap Value Funds Average of 18.50%.

What were market conditions?

•

Over the 12-month reporting period, stock markets overall had strong returns, with growth stocks outperforming value stocks in both the large-cap and small-cap markets, particularly during the latter part of the period.

•

To a smaller extent, small caps outperformed large-caps, particularly advancing in the first half of the period, but large cap growth stocks boomed in the second half. In the Russell Midcap universe, growth outperformed value, and midcap value stocks substantially trailed the value universes at larger and smaller capitalization levels, despite a strong absolute return.

•

Within the Russell Midcap Value universe, the financials sector, which constitutes almost a fifth of the universe by market weight, and the information technology sector (about 8% of the universe) had total returns above 30%. The industrials and materials sectors each returned more than 25%.

•

However, the energy sector and the small sectors of telecommunication services and consumer staples had negative returns. The real estate, consumer discretionary, and health care sectors contributed positive, but below-average, returns.

What worked?

•

The Fund benefited from a substantial overweight in the strong-performing financials sector, and from underweights in the consumer staples and real estate sectors. Furthermore, the Fund had good security selection in the financials and industrials sectors.

•

Within the financials sector, the Fund added value by overweights in the strong-performing bank, insurance, and consumer finance industries, and by solid security selection among regional banks and mortgage REITs. At the security level, the Fund benefited from its position in Lincoln National Corporation, a holding company that reported strong positive earnings and increased sales growth from its several insurance and retirement businesses.

•

In the industrials sector, timely purchases in the trading companies & distributors industry contributed significantly to performance, particularly positions in United Rentals, Inc. and WESCO International, Inc. United Rentals, the largest equipment rental company in North America, reported an increase in revenue and a higher gross margin. WESCO International, a multinational distribution and services company, benefited from improving sales growth and increased profitability.

12	Visit our website at pgiminvestments.com

•	In the consumer staples sector, underweights in the poor-performing packaged foods & meats, brewers, and personal products industries helped relative performance.

•	In the real estate sector, the Fund’s below-benchmark exposure to underperforming retail, residential, and office REITs contributed significantly to its relative performance.

•

Other top-performing holdings included positions in Owens Corning and Royal Caribbean Cruises Ltd. Owens Corning is a global manufacturer of insulation, roofing, and fiberglass composites. Royal Caribbean Cruises Ltd. is one of the world’s leading cruise vacation companies.

What didn’t work?

•

The Fund’s relative performance was hurt by its below-benchmark exposure to the expensive, but strong-performing, information technology sector. In addition, the Fund had unfavorable security selection in the utilities and consumer discretionary sectors.

•

In the information technology sector, an underweight in the strong-performing semiconductors industry detracted significantly from the Fund’s relative performance. Not holding semiconductor manufacturer Micron Technology, Inc., which QMA’s model classified as expensive, detracted from the Fund’s relative performance, as the company posted strong earnings and significant sales growth.

•

In the utilities sector, unfavorable security selection among independent power producers & energy traders and multi-utilities weighed on performance. The most significant underperforming holding was SCANA Corporation, an electricity and natural gas distributor.

•

Viacom, Inc. Class B was the largest individual detractor in the consumer discretionary sector. A global entertainment content company in the media industry, it was challenged by slower growth of advertising sales and declining fees from domestic affiliates.

•	The Fund was also hurt by positions in property owner DDR Corp. and oil & gas driller QEP Resources, Inc.

Prudential QMA Mid-Cap Value Fund	13

Strategy and Performance Overview (continued)

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark.

Top Contributors (%)		Top Detractors (%)
United Rentals, Inc.	0.36	DDR Corp.	–0.38
Owens Corning	0.33	Micron Technology, Inc.	–0.38
Lincoln National Corporation	0.32	Viacom Inc. Class B	–0.37
Royal Caribbean Cruises Ltd.	0.29	QEP Resources, Inc.	–0.34
WESCO International, Inc.	0.26	SCANA Corporation	–0.30

Current outlook

•

Although the average stock does not appear cheap now, QMA’s model continues to find attractively valued companies within the US stock market. The spread in valuations between the most expensive and least expensive market quintiles continues to be wide relative to its history, suggesting an opportunity for a payoff to value stocks. In addition, the Fund continues to trade at a discount to its Russell Midcap Value benchmark on a variety of valuation metrics. QMA believes the deeply discounted valuations of the Fund’s holdings present an opportunity for strong relative performance ahead.

•

From a sector perspective, the Fund’s two largest over weights relative to the benchmark are the financial and consumer discretionary sectors, where QMA’s model finds a number of attractively valued securities. The information technology and utilities sectors, where QMA’s model finds few attractively valued securities, are among the Fund’s largest sector underweights.

14	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential QMA Mid-Cap Value Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Mid-Cap Value Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,019.20	1.22%	$6.21
	Hypothetical	$1,000.00	$1,019.06	1.22%	$6.21
Class B	Actual	$1,000.00	$1,015.30	1.97%	$10.01
	Hypothetical	$1,000.00	$1,015.27	1.97%	$10.01
Class C	Actual	$1,000.00	$1,015.30	1.97%	$10.01
	Hypothetical	$1,000.00	$1,015.27	1.97%	$10.01
Class Q	Actual	$1,000.00	$1,021.40	0.80%	$4.08
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
Class R	Actual	$1,000.00	$1,018.20	1.44%	$7.33
	Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Class Z	Actual	$1,000.00	$1,020.90	0.96%	$4.89
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

16	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 99.7%

COMMON STOCKS 99.4%

Aerospace & Defense 1.1%
Spirit AeroSystems Holdings, Inc. (Class A Stock)	125,900	$10,084,590

Airlines 2.7%
Alaska Air Group, Inc.	26,000	1,716,780
American Airlines Group, Inc.	98,000	4,588,360
JetBlue Airways Corp.*	384,300	7,359,345
Spirit Airlines, Inc.*	44,200	1,639,378
United Continental Holdings, Inc.*	159,400	9,321,712

		24,625,575

Auto Components 2.6%
BorgWarner, Inc.	202,300	10,665,256
Delphi Automotive PLC	27,334	2,716,453
Gentex Corp.	55,700	1,081,137
Goodyear Tire & Rubber Co. (The)	19,800	605,682
Lear Corp.	50,600	8,884,854

		23,953,382

Banks 8.2%
Associated Banc-Corp.	3,800	96,140
Citizens Financial Group, Inc.	302,600	11,501,826
Comerica, Inc.	71,700	5,633,469
East West Bancorp, Inc.	84,100	5,032,544
Fifth Third Bancorp	415,300	12,002,170
First Hawaiian, Inc.	5,200	152,048
KeyCorp	510,200	9,311,150
PacWest Bancorp	85,700	4,141,024
Regions Financial Corp.	798,700	12,363,876
SunTrust Banks, Inc.	244,000	14,691,240
TCF Financial Corp.	41,200	750,664

		75,676,151

Biotechnology 0.5%
United Therapeutics Corp.*	37,100	4,399,689

Building Products 1.2%
Owens Corning	131,900	10,906,811

Capital Markets 1.4%
Affiliated Managers Group, Inc.	5,300	988,450
Ameriprise Financial, Inc.	53,500	8,374,890

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	17

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets (cont’d.)
Lazard Ltd. (Class A Stock), MLP	15,400	$732,116
T. Rowe Price Group, Inc.	36,100	3,353,690

		13,449,146

Chemicals 1.5%
Ashland Global Holdings, Inc.	68,900	4,683,822
Cabot Corp.	14,373	876,178
Eastman Chemical Co.	94,500	8,581,545

		14,141,545

Commercial Services & Supplies 0.1%
Pitney Bowes, Inc.	43,400	596,316

Communications Equipment 0.9%
Juniper Networks, Inc.	342,900	8,514,207

Construction & Engineering 1.3%
AECOM*	239,266	8,388,666
Fluor Corp.	85,400	3,679,886

		12,068,552

Consumer Finance 4.5%
Ally Financial, Inc.	416,000	10,870,080
Discover Financial Services	170,500	11,343,365
Navient Corp.	396,900	4,945,374
Santander Consumer USA Holdings, Inc.	65,000	1,081,600
Synchrony Financial	401,800	13,106,716

		41,347,135

Containers & Packaging 1.5%
Crown Holdings, Inc.*	124,638	7,499,469
Owens-Illinois, Inc.*	262,801	6,278,316

		13,777,785

Diversified Financial Services 0.5%
Leucadia National Corp.	163,200	4,128,960
Voya Financial, Inc.	22,000	883,520

		5,012,480

Diversified Telecommunication Services 0.8%
CenturyLink, Inc.(a)	377,000	7,159,230

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Electric Utilities 3.8%
Edison International	65,100	$5,204,745
Entergy Corp.	132,700	11,446,702
FirstEnergy Corp.	175,800	5,792,610
PPL Corp.	347,100	13,037,076

		35,481,133

Electrical Equipment 0.8%
Regal Beloit Corp.	92,700	7,522,605

Electronic Equipment, Instruments & Components 0.1%
Jabil, Inc.	22,500	636,300

Energy Equipment & Services 0.6%
Transocean Ltd.*(a)	522,905	5,490,503

Equity Real Estate Investment Trusts (REITs) 8.9%
Apple Hospitality REIT, Inc.	418,600	7,928,284
Brixmor Property Group, Inc.	459,635	8,029,823
DDR Corp.	950,500	7,290,335
Hospitality Properties Trust	286,600	8,191,028
Host Hotels & Resorts, Inc.	296,700	5,803,452
Medical Properties Trust, Inc.	390,469	5,165,905
Omega Healthcare Investors, Inc.	268,200	7,740,252
Outfront Media, Inc.	104,179	2,442,998
Senior Housing Properties Trust	429,900	7,910,160
Spirit Realty Capital, Inc.	1,014,700	8,432,157
Uniti Group, Inc.(a)	366,600	6,415,500
VEREIT, Inc.	901,400	7,112,046

		82,461,940

Food & Staples Retailing 0.4%
US Foods Holding Corp.*	138,600	3,781,008

Food Products 1.9%
Bunge Ltd.	91,331	6,281,746
Ingredion, Inc.	51,848	6,499,147
J.M. Smucker Co. (The)	17,700	1,877,085
Tyson Foods, Inc. (Class A Stock)	38,000	2,770,580

		17,428,558

Gas Utilities 0.4%
National Fuel Gas Co.(a)	62,952	3,654,364

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services 3.9%
AmerisourceBergen Corp.	19,600	$1,508,220
Centene Corp.*	122,987	11,520,192
DaVita, Inc.*	154,800	9,402,552
LifePoint Health, Inc.*	89,700	4,319,055
MEDNAX, Inc.*	37,800	1,655,262
Universal Health Services, Inc. (Class B Stock)	71,000	7,291,700

		35,696,981

Hotels, Restaurants & Leisure 3.2%
Extended Stay America, Inc.	184,996	3,666,621
International Game Technology PLC	134,850	3,168,975
Norwegian Cruise Line Holdings Ltd.*	170,400	9,499,800
Royal Caribbean Cruises Ltd.	106,700	13,206,259

		29,541,655

Household Durables 1.5%
Toll Brothers, Inc.	182,233	8,390,007
Whirlpool Corp.	31,300	5,131,009

		13,521,016

Independent Power & Renewable Electricity Producers 0.8%
AES Corp.	714,000	7,589,820

Insurance 11.2%
American Financial Group, Inc.	82,500	8,702,925
Assured Guaranty Ltd.	35,800	1,328,180
Athene Holding Ltd. (Class A Stock)*	11,900	620,347
Axis Capital Holdings Ltd.	28,700	1,560,993
CNA Financial Corp.	133,175	7,208,763
Everest Re Group Ltd.	23,500	5,580,075
First American Financial Corp.	84,800	4,614,816
FNF Group	78,900	2,952,438
Hartford Financial Services Group, Inc. (The)	184,700	10,167,735
Lincoln National Corp.	146,900	11,132,082
Loews Corp.	190,636	9,438,388
Old Republic International Corp.	217,700	4,417,133
Principal Financial Group, Inc.	176,500	11,622,525
Reinsurance Group of America, Inc.	59,000	8,813,420
Unum Group	205,600	10,699,424
Validus Holdings Ltd.	88,600	4,614,288

		103,473,532

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Internet & Direct Marketing Retail 0.4%
Liberty Expedia Holdings, Inc. (Class A Stock)*	81,200	$3,743,320

IT Services 0.5%
CSRA, Inc.	149,381	4,778,698

Machinery 1.1%
PACCAR, Inc.	139,400	9,999,162

Media 2.7%
Discovery Communications, Inc. (Class A Stock)*(a)	214,600	4,051,648
Discovery Communications, Inc. (Class C Stock)*	201,100	3,581,591
Interpublic Group of Cos. Inc. (The)	31,800	612,150
John Wiley & Sons, Inc. (Class A Stock)	28,500	1,557,525
Omnicom Group, Inc.	35,000	2,351,650
Regal Entertainment Group (Class A Stock)(a)	86,000	1,406,100
TEGNA, Inc.	389,600	4,764,808
Viacom, Inc. (Class A Stock)(a)	9,784	294,009
Viacom, Inc. (Class B Stock)	255,200	6,132,456

		24,751,937

Metals & Mining 3.2%
Freeport-McMoRan, Inc.*	750,100	10,486,398
Reliance Steel & Aluminum Co.	88,700	6,815,708
Steel Dynamics, Inc.	241,137	8,972,708
Tahoe Resources, Inc.	613,700	2,945,760

		29,220,574

Mortgage Real Estate Investment Trusts (REITs) 3.8%
AGNC Investment Corp.	300,400	6,047,052
Annaly Capital Management, Inc.	848,300	9,721,518
Chimera Investment Corp.	236,900	4,335,270
MFA Financial, Inc.	479,800	3,953,552
New Residential Investment Corp.	167,300	2,949,499
Starwood Property Trust, Inc.	95,000	2,043,450
Two Harbors Investment Corp.	646,200	6,332,760

		35,383,101

Multi-Utilities 2.1%
Public Service Enterprise Group, Inc.	277,500	13,653,000
SCANA Corp.	143,300	6,181,962

		19,834,962

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Multiline Retail 0.8%
Kohl’s Corp.	84,800	$3,541,248
Macy’s, Inc.	157,700	2,958,452
Nordstrom, Inc.(a)	33,000	1,308,450

		7,808,150

Oil, Gas & Consumable Fuels 4.0%
Antero Resources Corp.*	36,900	715,860
Devon Energy Corp.	106,700	3,937,230
Gulfport Energy Corp.*	384,500	5,267,650
Laredo Petroleum, Inc.*	341,800	4,074,256
Marathon Petroleum Corp.	202,000	12,067,480
Newfield Exploration Co.*	162,100	4,991,059
Southwestern Energy Co.*	1,037,900	5,760,345

		36,813,880

Paper & Forest Products 0.6%
Domtar Corp.	112,300	5,314,036

Pharmaceuticals 1.4%
Mallinckrodt PLC*	26,200	829,754
Mylan NV*	334,889	11,958,886

		12,788,640

Real Estate Management & Development 1.6%
CBRE Group, Inc. (Class A Stock)*	230,000	9,043,600
Jones Lang LaSalle, Inc.	46,400	6,008,336

		15,051,936

Road & Rail 1.2%
AMERCO	7,800	3,062,592
Ryder System, Inc.	94,541	7,665,384

		10,727,976

Specialty Retail 4.4%
Advance Auto Parts, Inc.	25,800	2,108,892
Bed Bath & Beyond, Inc.	50,100	996,990
Best Buy Co., Inc.(a)	126,200	7,064,676
Dick’s Sporting Goods, Inc.	55,300	1,353,191
Foot Locker, Inc.	46,200	1,389,696
GameStop Corp. (Class A Stock)	29,300	547,617
Gap, Inc. (The)	192,400	5,000,476
L Brands, Inc.	63,700	2,741,648

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Michaels Cos., Inc. (The)*	171,300	$3,326,646
Penske Automotive Group, Inc.	93,700	4,368,294
Sally Beauty Holdings, Inc.*	215,900	3,737,229
Signet Jewelers Ltd.	49,000	3,212,930
Urban Outfitters, Inc.*(a)	103,800	2,545,176
Williams-Sonoma, Inc.(a)	52,600	2,714,160

		41,107,621

Technology Hardware, Storage & Peripherals 0.5%
NCR Corp.*	7,100	227,839
Xerox Corp.	134,265	4,069,572

		4,297,411

Textiles, Apparel & Luxury Goods 1.6%
Hanesbrands, Inc.(a)	17,900	402,750
Michael Kors Holdings Ltd.*	133,400	6,511,254
Ralph Lauren Corp.	92,500	8,272,275

		15,186,279

Thrifts & Mortgage Finance 0.4%
New York Community Bancorp, Inc.	266,710	3,349,878

Trading Companies & Distributors 2.8%
Air Lease Corp.	104,100	4,523,145
HD Supply Holdings, Inc.*	173,600	6,143,704
United Rentals, Inc.*	58,401	8,262,573
W.W. Grainger, Inc.	11,600	2,293,320
WESCO International, Inc.*	71,732	4,529,876

		25,752,618

TOTAL COMMON STOCKS (cost $836,522,663)		917,902,188

EXCHANGE TRADED FUND 0.3%
iShares Russell Mid-Cap Value ETF (cost $3,091,499)	37,958	3,250,723

TOTAL LONG-TERM INVESTMENTS (cost $839,614,162)		921,152,911

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	23

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
SHORT-TERM INVESTMENTS 4.6%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	4,243,639	$4,243,639
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $37,958,964; includes $37,923,144 of cash collateral for securities on loan)(b)(w)	37,956,262	37,960,058

TOTAL SHORT-TERM INVESTMENTS (cost $42,202,603)		42,203,697

TOTAL INVESTMENTS 104.3% (cost $881,816,765)		963,356,608
Liabilities in excess of other assets (4.3)%		(39,889,091)

NET ASSETS 100.0%		$923,467,517

The following abbreviations are used in the annual report:

ETF—Exchange Traded Fund

LIBOR—London Interbank Offered Rate

MLP—Master Limited Partnership

REIT(s)—Real Estate Investment Trust(s)

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,485,995; cash collateral of $37,923,144 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

24

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$10,084,590	$—	$—
Airlines	24,625,575	—	—
Auto Components	23,953,382	—	—
Banks	75,676,151	—	—
Biotechnology	4,399,689	—	—
Building Products	10,906,811	—	—
Capital Markets	13,449,146	—	—
Chemicals	14,141,545	—	—
Commercial Services & Supplies	596,316	—	—
Communications Equipment	8,514,207	—	—
Construction & Engineering	12,068,552	—	—
Consumer Finance	41,347,135	—	—
Containers & Packaging	13,777,785	—	—
Diversified Financial Services	5,012,480	—	—
Diversified Telecommunication Services	7,159,230	—	—
Electric Utilities	35,481,133	—	—
Electrical Equipment	7,522,605	—	—
Electronic Equipment, Instruments & Components	636,300	—	—
Energy Equipment & Services	5,490,503	—	—
Equity Real Estate Investment Trusts (REITs)	82,461,940	—	—
Food & Staples Retailing	3,781,008	—	—
Food Products	17,428,558	—	—
Gas Utilities	3,654,364	—	—
Health Care Providers & Services	35,696,981	—	—
Hotels, Restaurants & Leisure	29,541,655	—	—
Household Durables	13,521,016	—	—
Independent Power & Renewable Electricity Producers	7,589,820	—	—
Insurance	103,473,532	—	—
Internet & Direct Marketing Retail	3,743,320	—	—
IT Services	4,778,698	—	—
Machinery	9,999,162	—	—
Media	24,751,937	—	—
Metals & Mining	29,220,574	—	—
Mortgage Real Estate Investment Trusts (REITs)	35,383,101	—	—
Multi-Utilities	19,834,962	—	—
Multiline Retail	7,808,150	—	—
Oil, Gas & Consumable Fuels	36,813,880	—	—
Paper & Forest Products	5,314,036	—	—
Pharmaceuticals	12,788,640	—	—
Real Estate Management & Development	15,051,936	—	—
Road & Rail	10,727,976	—	—

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	25

Schedule of Investments (continued)

as of October 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Specialty Retail	$41,107,621	$—	$—
Technology Hardware, Storage & Peripherals	4,297,411	—	—
Textiles, Apparel & Luxury Goods	15,186,279	—	—
Thrifts & Mortgage Finance	3,349,878	—	—
Trading Companies & Distributors	25,752,618	—	—
Exchange Traded Fund	3,250,723	—	—
Affiliated Mutual Funds	42,203,697	—	—

Total	$963,356,608	$—	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Insurance	11.2%
Equity Real Estate Investment Trusts (REITs)	8.9
Banks	8.2
Affiliated Mutual Funds (including 4.1% of collateral for securities on loan)	4.6
Consumer Finance	4.5
Specialty Retail	4.4
Oil, Gas & Consumable Fuels	4.0
Health Care Providers & Services	3.9
Electric Utilities	3.8
Mortgage Real Estate Investment Trusts (REITs)	3.8
Hotels, Restaurants & Leisure	3.2
Metals & Mining	3.2
Trading Companies & Distributors	2.8
Media	2.7
Airlines	2.7
Auto Components	2.6
Multi-Utilities	2.1
Food Products	1.9
Textiles, Apparel & Luxury Goods	1.6
Real Estate Management & Development	1.6
Chemicals	1.5
Containers & Packaging	1.5
Household Durables	1.5
Capital Markets	1.4
Pharmaceuticals	1.4
Construction & Engineering	1.3
Building Products	1.2
Road & Rail	1.2%
Aerospace & Defense	1.1
Machinery	1.1
Communications Equipment	0.9
Multiline Retail	0.8
Independent Power & Renewable Electricity Producers	0.8
Electrical Equipment	0.8
Diversified Telecommunication Services	0.8
Energy Equipment & Services	0.6
Paper & Forest Products	0.6
Diversified Financial Services	0.5
IT Services	0.5
Biotechnology	0.5
Technology Hardware, Storage & Peripherals	0.5
Food & Staples Retailing	0.4
Internet & Direct Marketing Retail	0.4
Gas Utilities	0.4
Thrifts & Mortgage Finance	0.4
Exchange Traded Fund	0.3
Electronic Equipment, Instruments & Components	0.1
Commercial Services & Supplies	0.1

104.3
Liabilities in excess of other assets	(4.3)

100.0%

See Notes to Financial Statements.

26

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$37,485,995	$(37,485,995)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	27

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $37,485,995:
Unaffiliated investments (cost $839,614,162)	$921,152,911
Affiliated investments (cost $42,202,603)	42,203,697
Receivable for Fund shares sold	947,673
Dividends receivable	908,072
Prepaid expenses	7,901
Receivable for investments sold	5,269

Total assets	965,225,523

Liabilities
Payable to broker for collateral for securities on loan	37,923,144
Payable for Fund shares reacquired	2,800,657
Management fee payable	625,975
Accrued expenses and other liabilities	250,929
Distribution fee payable	111,722
Affiliated transfer agent fee payable	45,551
Deferred directors’ fees	28

Total liabilities	41,758,006

Net Assets	$923,467,517

Net assets were comprised of:
Common stock, at par	$41,688
Paid-in capital in excess of par	792,188,927

792,230,615
Undistributed net investment income	9,233,432
Accumulated net realized gain on investment transactions	40,463,627
Net unrealized appreciation on investments	81,539,843

Net assets, October 31, 2017	$923,467,517

See Notes to Financial Statements.

28

Class A
Net asset value and redemption price per share, ($268,066,658 ÷ 12,055,154 shares of common stock issued and outstanding)	$22.24
Maximum sales charge (5.50% of offering price)	1.29

Maximum offering price to public	$23.53

Class B
Net asset value, offering price and redemption price per share, ($5,357,127 ÷ 277,738 shares of common stock issued and outstanding)	$19.29

Class C
Net asset value, offering price and redemption price per share, ($56,517,134 ÷ 2,942,292 shares of common stock issued and outstanding)	$19.21

Class Q
Net asset value, offering price and redemption price per share, ($163,220,646 ÷ 7,269,439 shares of common stock issued and outstanding)	$22.45

Class R
Net asset value, offering price and redemption price per share, ($740,321 ÷ 33,080 shares of common stock issued and outstanding)	$22.38

Class Z
Net asset value, offering price and redemption price per share, ($429,565,631 ÷ 19,110,339 shares of common stock issued and outstanding)	$22.48

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	29

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $7,039)	$21,877,756
Income from securities lending, net (including affiliated income of $29,077)	112,402
Affiliated dividend income	47,975

Total income	22,038,133

Expenses
Management fee	7,247,400
Distribution fee(a)	1,519,189
Transfer agent’s fees and expenses (including affiliated expense of $249,300)(a)	1,215,000
Custodian and accounting fees	114,000
Registration fees(a)	108,000
Shareholders’ reports	55,000
Legal fees and expenses	25,000
Audit fee	24,000
Directors’ fees	23,000
Miscellaneous	28,342

Total expenses	10,358,931
Less: Management fee waiver and/or expense reimbursement(a)	(639,602)
Distribution fee waiver(a)	(142,865)

Net expenses	9,576,464

Net investment income (loss)	12,461,669

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $2,720)	43,520,843
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(6,730))	78,815,689

Net gain (loss) on investment transactions	122,336,532

Net Increase (Decrease) In Net Assets Resulting From Operations	$134,798,201

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Q	Class R	Class Z
Distribution fee	851,006	65,661	599,430	—	3,092	—
Transfer Agency fees and expenses	493,000	12,000	95,000	2,000	1,000	612,000
Including affiliated expenses	101,700	3,500	20,300	1,200	100	122,500
Registration fees	30,000	3,000	8,000	20,000	9,000	38,000
Management fee waiver and/or expense reimbursement	(228,032)	(8,871)	(41,459)	(90,488)	(9,576)	(261,176)
Distribution fee waiver	(141,834)	—	—	—	(1,031)	—

See Notes to Financial Statements.

30

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,461,669	$9,430,923
Net realized gain (loss) on investment transactions	43,520,843	14,538,731
Net change in unrealized appreciation (depreciation) on investments	78,815,689	4,912,622

Net increase (decrease) in net assets resulting from operations	134,798,201	28,882,276

Dividends and Distributions
Dividends from net investment income
Class A	(3,537,716)	(3,047,651)
Class B	(49,664)	(34,411)
Class C	(453,120)	(301,722)
Class Q	(1,534,170)	(1,103,808)
Class R	(978)	(2,777)
Class Z	(5,075,587)	(4,126,025)

	(10,651,235)	(8,616,394)

Distributions from net realized gains
Class A	(5,277,818)	(16,601,164)
Class B	(133,950)	(461,280)
Class C	(1,222,132)	(4,044,609)
Class Q	(1,757,938)	(4,268,930)
Class R	(1,778)	(20,071)
Class Z	(6,393,200)	(18,125,230)

	(14,786,816)	(43,521,284)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	316,571,892	238,485,246
Net asset value of shares issued in reinvestment of dividends and distributions	24,063,415	49,121,810
Cost of shares reacquired	(295,887,309)	(246,949,006)

Net increase (decrease) in net assets from Fund share transactions	44,747,998	40,658,050

Total increase (decrease)	154,108,148	17,402,648

Net Assets:
Beginning of year	769,359,369	751,956,721

End of year(a)	$923,467,517	$769,359,369

(a) Includes undistributed net investment income of:	$9,233,432	$7,001,437

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	31

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 10 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was organized on March 5, 1997, as a Maryland Corporation and operates as a series company. The Company consists of two investment portfolios: Prudential Jennison Equity Income Fund and Prudential QMA Mid-Cap Value Fund which are diversified funds. These financial statements relate to the Prudential QMA Mid-Cap Value Fund (the “Fund”).

The investment objective of the Fund is capital growth.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

32

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Prudential QMA Mid-Cap Value Fund	33

Notes to Financial Statements (continued)

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

34

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Master Limited Partnerships (MLPs): The Fund invests in MLPs. Distributions received from the Fund’s investment in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include Distribution fees and Distribution fee waivers, and effective August 1, 2017, Transfer Agent’s fees and expenses, Registration fees and Management fee waivers. Prior to August 1, 2017 Transfer Agent’s fees and expenses, Registration fees and Management fee waivers were not designated as class specific

Prudential QMA Mid-Cap Value Fund	35

Notes to Financial Statements (continued)

expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .825% of the Fund’s average daily net assets up to $1 billion and .80% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursement was .825% for the year ended October 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement, was .752%.

36

Effective August 1, 2017, PGIM Investments has contractually agreed through February 29, 2020 to limit the net annual operating expenses (exclusive of taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) to 1.20% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class B shares, 1.95% of average daily net assets for Class C shares, 0.80% of average daily net assets for Class Q shares, 1.45% of average daily net assets for Class R shares and 0.95% of average daily net assets for Class Z shares. In addition, PGIM Investments had contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .80% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed through February 28, 2019 to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

PIMS has advised the Fund that it received $286,699 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $1,024, $13,611 and $5,517 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential QMA Mid-Cap Value Fund	37

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $25,557 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017, were $1,008,485,682 and $974,648,455, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2017, the adjustments were to increase undistributed net investment income

38

and decrease accumulated net realized gain on investment transactions by $421,561 due to differences in the treatment for book and tax purposes of certain transactions involving partnership investments and other book to tax differences. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of dividends paid by the Fund were $18,584,086 of ordinary income and $6,853,965 of long-term capital gains. For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $24,391,938 of ordinary income and $27,745,740 of long-term capital gains.

As of October 31, 2017, the accumulated undistributed earnings on a tax basis were $52,707,277 of ordinary income and $2,218,219 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Grosss Unrealized Depreciation	Net Unrealized Appreciation
$887,045,174	$124,971,323	$(48,659,889)	$76,311,434

The book basis differs from tax basis primarily due to deferred losses on wash sales and other cost basis adjustments.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Prudential QMA Mid-Cap Value Fund	39

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The authorized capital stock of the Company is 5.5 billion shares, with a par value of $.001 per share. Of the Company’s authorized capital stock, 800 million authorized shares have been allocated to the Fund and divided into nine classes, designated Class A, Class B, Class C, Class Q, Class R, Class Z, Class T, Class R2 and Class R4 common stock, each of which consists of 100 million, 5 million, 30 million, 175 million, 75 million, 190 million, 75 million, 75 million and 75 million authorized shares, respectively. The Fund currently does not have any Class T, Class R2 and Class R4 shares outstanding.

As of October 31, 2017, Prudential through its affiliate entities, including affiliated funds, owned 233,788 shares of Class Q and 526 shares of Class R. At reporting period end, three shareholders of record held 25% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	2,699,895	$58,412,501
Shares issued in reinvestment of dividends and distributions	362,805	7,749,518
Shares reacquired	(3,683,686)	(79,686,902)

Net increase (decrease) in shares outstanding before conversion	(620,986)	(13,524,883)
Shares issued upon conversion from other share class(es)	132,694	2,877,139
Shares reacquired upon conversion into other share class(es)	(1,470,100)	(32,156,267)

Net increase (decrease) in shares outstanding	(1,958,392)	$(42,804,011)

Year ended October 31, 2016:
Shares sold	3,415,041	$62,803,630
Shares issued in reinvestment of dividends and distributions	978,009	17,447,683
Shares reacquired	(4,500,423)	(82,813,643)

Net increase (decrease) in shares outstanding before conversion	(107,373)	(2,562,330)
Shares issued upon conversion from other share class(es)	49,470	921,358
Shares reacquired upon conversion into other share class(es)	(152,903)	(2,888,349)

Net increase (decrease) in shares outstanding	(210,806)	$(4,529,321)

40

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	73,367	$1,384,120
Shares issued in reinvestment of dividends and distributions	8,765	163,466
Shares reacquired	(123,589)	(2,331,642)

Net increase (decrease) in shares outstanding before conversion	(41,457)	(784,056)
Shares reacquired upon conversion into other share class(es)	(37,561)	(713,160)

Net increase (decrease) in shares outstanding	(79,018)	$(1,497,216)

Year ended October 31, 2016:
Shares sold	28,995	$487,911
Shares issued in reinvestment of dividends and distributions	29,064	455,142
Shares reacquired	(75,344)	(1,228,960)

Net increase (decrease) in shares outstanding before conversion	(17,285)	(285,907)
Shares reacquired upon conversion into other share class(es)	(28,829)	(468,649)

Net increase (decrease) in shares outstanding	(46,114)	$(754,556)

Class C
Year ended October 31, 2017:
Shares sold	599,122	$11,285,262
Shares issued in reinvestment of dividends and distributions	83,944	1,558,834
Shares reacquired	(692,314)	(12,964,291)

Net increase (decrease) in shares outstanding before conversion	(9,248)	(120,195)
Shares reacquired upon conversion into other share class(es)	(307,691)	(5,746,546)

Net increase (decrease) in shares outstanding	(316,939)	$(5,866,741)

Year ended October 31, 2016:
Shares sold	393,391	$6,398,656
Shares issued in reinvestment of dividends and distributions	257,300	4,013,889
Shares reacquired	(814,901)	(13,151,836)

Net increase (decrease) in shares outstanding before conversion	(164,210)	(2,739,291)
Shares reacquired upon conversion into other share class(es)	(63,736)	(1,037,772)

Net increase (decrease) in shares outstanding	(227,946)	$(3,777,063)

Class Q
Year ended October 31, 2017:
Shares sold	4,269,492	$93,476,322
Shares issued in reinvestment of dividends and distributions	152,513	3,277,494
Shares reacquired	(2,043,665)	(44,381,390)

Net increase (decrease) in shares outstanding before conversion	2,378,340	52,372,426
Shares issued upon conversion from other share class(es)	8,402	182,748

Net increase (decrease) in shares outstanding	2,386,742	$52,555,174

Year ended October 31, 2016:
Shares sold	1,884,287	$35,122,316
Shares issued in reinvestment of dividends and distributions	299,651	5,372,738
Shares reacquired†	(950,406)	(17,922,775)

Net increase (decrease) in shares outstanding before conversion	1,233,532	22,572,279

Prudential QMA Mid-Cap Value Fund	41

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended October 31, 2017:
Shares sold	29,402	$636,648
Shares issued in reinvestment of dividends and distributions	128	2,756
Shares reacquired	(978)	(21,227)

Net increase (decrease) in shares outstanding	28,552	$618,177

Year ended October 31, 2016:
Shares sold	1,048	$19,987
Shares issued in reinvestment of dividends and distributions	1,271	22,848
Shares reacquired	(15,157)	(295,973)

Net increase (decrease) in shares outstanding	(12,838)	$(253,138)

Class Z
Year ended October 31, 2017:
Shares sold	6,905,027	$151,377,039
Shares issued in reinvestment of dividends and distributions	525,132	11,311,347
Shares reacquired	(7,168,269)	(156,501,857)

Net increase (decrease) in shares outstanding before conversion	261,890	6,186,529
Shares issued upon conversion from other share class(es)	1,628,609	35,884,210
Shares reacquired upon conversion into other share class(es)	(14,960)	(328,124)

Net increase (decrease) in shares outstanding	1,875,539	$41,742,615

Year ended October 31, 2016:
Shares sold	7,279,946	$133,652,746
Shares issued in reinvestment of dividends and distributions	1,212,987	21,809,510
Shares reacquired	(7,010,845)	(131,535,819)

Net increase (decrease) in shares outstanding before conversion	1,482,088	23,926,437
Shares issued upon conversion from other share class(es)	191,321	3,639,566
Shares reacquired upon conversion into other share class(es)	(8,776)	(166,154)

Net increase (decrease) in shares outstanding	1,664,633	$27,399,849

†	Includes affiliated redemption of 85 shares with a value of $1,693 for Class Q shares.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on

42

borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the reporting period ended October 31, 2017. The average daily balance for the 16 days that the Fund had loans outstanding during the period was $2,312,938, borrowed at a weighted average interest rate of 2.01%. The maximum loan balance outstanding during the period was $6,116,000. At October 31, 2017, the Fund did not have an outstanding loan balance.

Prudential QMA Mid-Cap Value Fund	43

Financial Highlights

Class A Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$19.48	$20.29	$21.57	$20.51	$15.25
Income (loss) from investment operations:
Net investment income (loss)	.28	.22	.23	.17	.23
Net realized and unrealized gain (loss) on investments	3.11	.34	(.23)	2.92	5.24
Total from investment operations	3.39	.56	-	3.09	5.47
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.21)	(.12)	(.15)	(.21)
Distributions from net realized gains	(.38)	(1.16)	(1.16)	(1.88)	-
Total dividends and distributions	(.63)	(1.37)	(1.28)	(2.03)	(.21)
Net asset value, end of year	$22.24	$19.48	$20.29	$21.57	$20.51
Total Return(a):	17.56%	3.38%	0.15%	16.54%	36.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$268,067	$272,964	$288,607	$218,957	$120,387
Average net assets (000)	$283,669	$277,601	$267,085	$159,125	$94,162
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.21%	1.20%	1.21%	1.22%	1.40%
Expenses before waivers and/or expense reimbursement	1.34%	1.34%	1.35%	1.42%	1.52%
Net investment income (loss)	1.31%	1.16%	1.09%	.81%	1.27%
Portfolio turnover rate	112%	87%	101%	87%	83%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

44

Class B Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$16.99	$17.88	$19.17	$18.46	$13.76
Income (loss) from investment operations:
Net investment income (loss)	.10	.07	.07	.02	.08
Net realized and unrealized gain (loss) on investments	2.72	.28	(.20)	2.61	4.74
Total from investment operations	2.82	.35	(.13)	2.63	4.82
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.08)	-	(.04)	(.12)
Distributions from net realized gains	(.38)	(1.16)	(1.16)	(1.88)	-
Total dividends and distributions	(.52)	(1.24)	(1.16)	(1.92)	(.12)
Net asset value, end of year	$19.29	$16.99	$17.88	$19.17	$18.46
Total Return(a):	16.71%	2.57%	(0.59)%	15.66%	35.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,357	$6,063	$7,202	$7,959	$5,409
Average net assets (000)	$6,566	$6,263	$7,886	$7,163	$3,331
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.96%	1.95%	1.96%	1.97%	2.15%
Expenses before waivers and/or expense reimbursement	2.09%	2.04%	2.05%	2.12%	2.28%
Net investment income (loss)	.56%	.43%	.35%	.08%	.48%
Portfolio turnover rate	112%	87%	101%	87%	83%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	45

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$16.93	$17.81	$19.10	$18.40	$13.72
Income (loss) from investment operations:
Net investment income (loss)	.10	.07	.06	.02	.08
Net realized and unrealized gain (loss) on investments	2.70	.29	(.19)	2.60	4.72
Total from investment operations	2.80	.36	(.13)	2.62	4.80
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.08)	-	(.04)	(.12)
Distributions from net realized gains	(.38)	(1.16)	(1.16)	(1.88)	-
Total dividends and distributions	(.52)	(1.24)	(1.16)	(1.92)	(.12)
Net asset value, end of year	$19.21	$16.93	$17.81	$19.10	$18.40
Total Return(a):	16.65%	2.64%	(.59)%	15.66%	35.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,517	$55,164	$62,110	$50,573	$37,532
Average net assets (000)	$59,943	$57,300	$59,460	$43,599	$30,636
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.96%	1.95%	1.96%	1.97%	2.15%
Expenses before waivers and/or expense reimbursement	2.03%	2.04%	2.05%	2.12%	2.27%
Net investment income (loss)	.55%	.42%	.34%	.08%	.53%
Portfolio turnover rate	112%	87%	101%	87%	83%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

46

Class Q Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$19.65	$20.47	$21.75	$20.69	$15.39
Income (loss) from investment operations:
Net investment income (loss)	.37	.29	.31	.23	.31
Net realized and unrealized gain (loss) on investments	3.14	.35	(.23)	2.94	5.28
Total from investment operations	3.51	.64	.08	3.17	5.59
Less Dividends and Distributions:
Dividends from net investment income	(.33)	(.30)	(.20)	(.23)	(.29)
Distributions from net realized gains	(.38)	(1.16)	(1.16)	(1.88)	-
Total dividends and distributions	(.71)	(1.46)	(1.36)	(2.11)	(.29)
Net asset value, end of year	$22.45	$19.65	$20.47	$21.75	$20.69
Total Return(a):	18.03%	3.79%	.55%	16.87%	36.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$163,221	$95,960	$74,707	$31,261	$20,759
Average net assets (000)	$125,192	$82,160	$43,995	$23,206	$7,480
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.80%	.80%	.80%	.91%	.96%
Expenses before waivers and/or expense reimbursement	.87%	.89%	.89%	.97%	1.10%
Net investment income (loss)	1.70%	1.54%	1.50%	1.14%	1.67%
Portfolio turnover rate	112%	87%	101%	87%	83%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	47

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,		December 22, 2014(f) through October 31,
	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$19.60	$20.40	$20.98
Income (loss) from investment operations:
Net investment income (loss)	.22	.18	.12
Net realized and unrealized gain (loss) on investments	3.15	.34	(.70)
Total from investment operations	3.37	.52	(.58)
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.16)	-
Distributions from net realized gains	(.38)	(1.16)	-
Total dividends and distributions	(.59)	(1.32)	-
Net asset value, end of period	$22.38	$19.60	$20.40
Total Return(a):	17.31%	3.12%	(2.76)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$740	$89	$354
Average net assets (000)	$412	$293	$261
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.44%	1.45%	1.51%	(d)
Expenses before waivers and/or expense reimbursement	4.01%	1.79%	1.81%	(d)
Net investment income (loss)	.99%	.99%	.67%	(d)
Portfolio turnover rate	112%	87%	101%	(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding during the period.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.
(f)	Commencement of operations.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(b):
Net Asset Value, Beginning of Year	$19.68	$20.49	$21.76	$20.68	$15.38
Income (loss) from investment operations:
Net investment income (loss)	.34	.26	.28	.21	.25
Net realized and unrealized gain (loss) on investments	3.14	.35	(.22)	2.95	5.30
Total from investment operations	3.48	.61	.06	3.16	5.55
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.17)	(.20)	(.25)
Distributions from net realized gains	(.38)	(1.16)	(1.16)	(1.88)	-
Total dividends and distributions	(.68)	(1.42)	(1.33)	(2.08)	(.25)
Net asset value, end of year	$22.48	$19.68	$20.49	$21.76	$20.68
Total Return(a):	17.84%	3.64%	.45%	16.80%	36.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$429,566	$339,119	$318,977	$173,716	$27,007
Average net assets (000)	$402,691	$332,406	$262,069	$82,847	$12,271
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.95%	.95%	.96%	.97%	1.10%
Expenses before waivers and/or expense reimbursement	1.02%	1.04%	1.05%	1.11%	1.26%
Net investment income (loss)	1.55%	1.40%	1.31%	1.02%	1.36%
Portfolio turnover rate	112%	87%	101%	87%	83%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculated based on average shares outstanding during the year.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Mid-Cap Value Fund	49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 10:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Mid-Cap Value Fund (the “Fund”), a series of Prudential Investment Portfolios, Inc. 10, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2017

50

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2017, the Fund reports the maximum amount allowed per share but not less than $.17 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2017, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential QMA Mid-Cap Value Fund	58.65%	57.44%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2017.

Prudential QMA Mid-Cap Value Fund	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Mid-Cap Value Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential QMA Mid-Cap Value Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential QMA Mid-Cap Value Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at pgiminvestments.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential QMA Mid-Cap Value Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors2, met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	Prudential QMA Mid-Cap Value Fund is a series of Prudential Investment Portfolios, Inc. 10.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the advisory agreements.

Prudential QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

Visit our website at pgiminvestments.com

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mid-Cap Value Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

Visit our website at pgiminvestments.com

any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

Although the Fund’s actual management fee and net total expense ratio both ranked in the third quartile of the Peer Group, the Board considered information from PGIM Investments indicating that the Fund’s actual management fee and net total expense ratio were within three basis points and one basis point, respectively, from the Peer Group median.

•

The Board and PGIM Investments agreed to continue the existing expense cap, which caps the Fund’s annual operating expenses at 0.80% (exclusive of 12b-1, transfer agent, and certain other fees), through February 28, 2018.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Mid-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential QMA Mid-Cap Value Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA MID-CAP VALUE FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	SPRAX	SVUBX	NCBVX	PMVQX	SDVRX	SPVZX
CUSIP	74441L105	74441L204	74441L303	74441L824	74441L782	74441L709

MF202E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $50,366 and $48,899 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(c) Tax Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(d) All Other Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 10

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2017